UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): September 27, 2012

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Hermosa Court, Sunnyvale, California		94085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 390-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Regulatory Update

On May 22, 2012, Ariba, Inc. (the “Company” or “Ariba”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), with SAP America, Inc., a Delaware corporation (“SAP”), and Angel Expansion Corporation, a Delaware corporation and wholly-owned subsidiary of SAP (“Merger Sub”).

On September 27, 2012, the UK Office of Fair Trading announced it will not refer the acquisition of Ariba by SAP to the UK Competition Commission.

SAP and Ariba anticipate completing the acquisition in the fourth quarter of calendar year 2012 after receiving notice that the U.S. Department of Justice has terminated the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, the last remaining regulatory condition for the transaction.

Safe Harbor Statement under the Private Securities Litigation Reform Act 1995:

Information and announcements in this Form 8-K involve Ariba’s expectations, beliefs, hopes, plans, intentions or strategies regarding the future and are forward-looking statements that involve risks and uncertainties. All forward-looking statements included in this Form 8-K are based upon information available to Ariba as of the date of filing of this Form 8-K, and Ariba assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance and actual results could differ materially from Ariba’s current expectations. Factors that could cause or contribute to outcomes that differ materially from current expectations include, but are not limited to: the pendency of the Merger Agreement or the failure to complete the merger with SAP; the impact of adverse economic conditions on Ariba’s results of operations and financial condition; the impact of the pendency of the merger, including the potential disruption of our ongoing business; the ability to attract and retain qualified employees; long and unpredictable sales cycles and the deferrals of anticipated orders and the outcome of and costs associated with pending or future regulatory or legal proceedings. Factors and risks associated with Ariba’s business, including a number of the factors and risks described above, are discussed in Ariba’s Form 10-Q filed with the SEC on August 6, 2012.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Joint Press Release issued by SAP and Ariba dated September 28, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 28, 2012	ARIBA, INC.

	By:	/s/ Ahmed Rubaie
Ahmed Rubaie
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release issued by SAP and Ariba dated September 28, 2012